HOLOBEAM, INC.
217 First Street, Ho-Ho-Kus, New Jersey 07423
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



        The Annual Meeting of Stockholders of HOLOBEAM, INC., a Delaware Corporation (the "Company"), will be held on April 29, 2005 at the Radisson Inn, Paramus, New Jersey at 10:00 AM for the purpose of considering and voting upon the following matters:

        1.	The election of William M. Hackett as a Class I member of
        the Board of Directors of the Company, to serve in such capacity until the 2008 Annual Meeting and until his successor shall be duly elected and shall qualify.


        2.	The ratification of the appointment of R.A. Fredericks &
        Company, LLP to serve as the Company's independent certified public accountants for the fiscal year beginning October 1, 2004.


        3.	The transaction of such other business as may properly
        come before the meeting.


        In accordance with the provision of the By-laws, the Board of Directors has fixed the close of business on March 25, 2005 as the date for determining the stockholders of record entitled to receive notice of, and to vote at, said meeting.


        Stockholders who do not expect to attend the meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed stamped envelope. A stockholder executing a proxy may revoke it at any time before it is voted. If you attend the meeting, you may elect to vote in person, even though you have sent in a proxy.



By Order of the Board of Directors of
HOLOBEAM, INC.

Melvin S. Cook
President

Dated:  April 11, 2005

HOLOBEAM, INC.

217 First Street, Ho-Ho-Kus, New Jersey 07423

PROXY STATEMENT

Annual Meeting of Shareholders
April 11, 2005


PROXIES
        The enclosed proxy is solicited by and on behalf of the Board of Directors of Holobeam, Inc., a Delaware Corporation (the
        "Company"), and is revocable at any time before its exercise by notice in writing to the Company at its office at 217 First Street, Ho-Ho-Kus, New Jersey 07423 (201-445-2420). If you return a proxy and attend the meeting, you may vote in person instead of by proxy if you desire to do so. When proxies in the form accompanying this proxy statement are returned properly executed, the shares represented thereby will be voted in accordance with your direction and, in the absence of your direction, will be voted as recommended by the Board of Directors, as indicated on the enclosed proxy and in the proxy statement. Proxies may be revoked by returning a later dated proxy or attending the meeting where you may vote in person if you desire to do so. Melvin S. Cook and Beverly Cook intend to vote their shares in favor of Items 1., 2., and 3. listed on the proxy. The costs of soliciting proxies will be borne by the Company which may enlist the assistance of banks, bankers and brokerage houses in additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name. In addition to the soliciting of proxies by use of the mails, directors, officers and regular employees of the Company, who will receive no compensation in addition to regular salary, if any, may solicit proxies by mail, telefax, telephone or personal interview. The Annual Report of the Company for the fiscal year ended September 30, 2004 is being mailed this April 11, 2005 together with the proxy statement, to each Shareholder of record as of March 25, 2005. The Annual Report does not constitute part of this proxy statement.


OUTSTANDING VOTING STOCK AND PRINCIPAL HOLDERS

        Only stockholders of record at the close of business on March 25, 2005 are entitled to vote at the Annual Meeting. The number of voting shares of stock of the Company outstanding on that date and entitled to vote was 269,895 shares of common stock, par value $0.10 per share. Each share of common stock is entitled to one vote on all matters.

        The stockholding of each person who is known by the Company to own beneficially more than 5% of the Company's common stock is as follows as of March 25, 2005:




						Amount and Nature of     Percent
Title of Class	Name and Address	 Beneficial Ownership   of Class
-------------- ----------------    ---------------------    --------

Common Stock,	Melvin S. Cook			124,500       46.1
par value $0.10	217 First Street
per share...	Ho-Ho-Kus, New Jersey
                  07423

Common Stock,	Beverly Cook	  		 95,000	  35.2
par value $0.10	217 First Street
per share...	Ho-Ho-Kus, New Jersey
                  07423

        The stockholding of each person who is a director (including the nominee for election at the 2005 Annual Meeting) and of all officers and directors as a group is as follows:


								Amount	   Percent
Name				Title of Class	   Beneficially Owned of Class
----				--------------	   ------------------  -------

Melvin S. Cook... 	Common Stock,		124,500	     46.1
                        par value $0.10
                   	per share
Beverly Cook...         Common Stock,	       95,000	     35.2
                        par value $0.10
                  	per share
All Directors and	      Common Stock,		219,500	     81.3
Officers as a		par value $0.10
Group (3 persons)	      per share

There are no contractual arrangements that might result in a change of control of the Company.



MATTERS TO BE PRESENTED AT MEETING

1.	Election of Class I Member of the Board of Directors.

        Pursuant to amendments to the Certificate of Incorporation and By-laws of the Company adopted at the 1974 Annual Meeting, the Board of Directors of the Company consists of three classes, each of which may contain one member or more. Each class is elected in separate consecutive years to serve until the third annual meeting following the date of election.


        William M. Hackett, Melvin S. Cook and Beverly Cook presently serve as the Class I (Mr. Hackett), Class II (Mrs. Cook) and Class III (Mr. Cook) members of the Board of Directors for respective terms expiring at the 2005, 2006 and 2007 Annual Meetings.


        One director is to be elected at the 2005 Annual Meeting; such director to serve as a Class I member of the Board of Directors until the 2008 Annual Meeting and until his successor shall be duly elected and shall qualify.


        The following tables set forth information regarding William
        M. Hackett, who is the nominee of management to serve as the Class I member of the Board of Directors, as well as information regarding Melvin S. Cook and Beverly Cook, who serves as the President and continuing Class III (Mr. Cook) and the Secretary and continuing Class II (Mrs. Cook) members of the Board of Directors.

Present and Continuing Directors

			Position with Company 	  Date When 	Director
Name			Principal Occupation	  Term Expires	Since
----			--------------------	  ------------   -----

Melvin S. Cook    Chairman of the Board of  	   2007	1968
Age 73		Directors and President of
                  the Company since its
                  formation.

William M. Hackett Vice President of the Company   2005	1984
Age 62		 from August 23, 1975 until
                   June 1, 1981 and Controller
                   of the Company and member of
                   accounting staff from October
                   1973 to August 1975.  Treasurer
                   of the Company from June 1981
                   to present.  Vice President of
                   CMA Co., Inc. from November
                   1988 to 1998.  Elected President
                   in 1998.

Beverly Cook	Office Manager of the Company	    2006	1995
Age 68		from June 1, 1981 until present.
                  Secretary of Company from
                	May 1997 to present.

        The Board of Directors does not maintain an audit, nominating or similar committee of the Board of Directors.


        During the fiscal year of the Company ended September 30, 2004, four (4) meetings of the Board of Directors were held. Directors did not receive any fees for attending meetings.


        The shares represented by your proxy will be voted in accordance with your direction as to the election of a director. In the absence of direction, the shares represented by your proxy will be voted FOR the election of William M. Hackett as the nominee of the Board of Directors. In case the nominee should become unavailable for any currently unforeseen reason, the persons named as proxies will vote for a substitute to be nominated by management or the shareholders attending or by their proxies or by the Board of Directors.

Remuneration and Other Transactions with Management and Others.

        The aggregate amount of remuneration paid by the Company, directly and indirectly, during the fiscal year ended September 30, 2004 to each director and each officer who received in excess of $100,000, and to all directors and officers of the Company as a group was as follows:


Remuneration Table

              (A) 			(B)	   (C) 	(D)
Number of Persons in Group    Salaries	   Bonus	Other
--------------------------    --------       -----     -----

Beverly Cook	           $150,000.00	     0	   0

Melvin S. Cook	           $325,000.00	     0 	   0

All Directors and Officers
  as a group (3 in Number)	$508,333.00	     0	   0

        The Company does not pay directors any fees for attending meetings, nor does it reimburse directors for travel or lodging expenses incurred in connection therewith.


        The following tabulation shows, as to all directors and officers as a group, (I) the amount of options granted since the beginning of the Company's 2004 fiscal year; (ii) the amount of shares acquired during the aforesaid period through the exercise of options granted since the beginning of the Company's 2004 fiscal year to prior thereto; and (iii) the amount of shares subject to all unexercised options held as of March 25, 2005.

Number of Shares	All Directors and Officers as a
	       Group (3 Persons)
----------------        -------------------------------

Granted  October 1, 2003
through September 30, 2004					0

Exercised  October 1, 2003
through September 30, 2004					0

Unexercised at March 25, 2005					0

2.	Selection of Independent Certified Public Accountants.

        The selection of certified public accountants to examine the financial statements of the Company for the current fiscal year is to be submitted to the meeting for ratification. R.A. Fredericks & Company, LLP, 170 Changebridge Road, Unit B-4, Montville, New Jersey 07045, was selected by the Board of Directors of the Company to examine such financial statements.
         The shares represented by your proxy will be voted in accordance with your direction as to ratification of the selection by the Board of Directors for auditors for the current fiscal year. In the absence of direction, the shares represented by your proxy will be voted FOR such ratification.


        In the event the shareholders do not ratify the Board's selection, the Board will reconsider the matter and will take such actions as it deems appropriate.

        It is anticipated that a representative of R.A. Fredericks & Company, LLP will be present at the meeting and will be available to respond to appropriate questions raised orally at the meeting or submitted in writing to the Company, "Attention: Accountants," and received at least 5 days before the meeting date. Such representative may make a statement at the meeting if they desire to do so and will be able to respond to questions from shareholders.


        The Board of Directors does not maintain an audit or similar committee.

        During the fiscal year of the Company ended September 30, 2004, all professional services rendered by its independent certified public accountants related to the performance by such accountants of their auditing services and tax services.

        The Board of Directors approves all services rendered by R.A. Fredericks & Company, LLP and approves fees paid to the audit firm.

        The Board of Directors requires that the Treasurer and the President approve all audit and other permissible non-audit services provided by R.A. Fredericks & Company, LLP. The Board of Directors will not approve non-audit engagements that would violate rules of the U.S. Securities and Exchange Commission or impair the independence of R.A. Fredericks & Company, LLP.

        For the fiscal years ended September 30, 2004 and 2003, R.A. Fredericks & Company, LLP was paid the following fees for services provided to the Company:


						2004		2003
						----		----

	Audit Fees			      $20,000.	$16,000.
	Tax Fees				  2,500. 	  2,500.
	All Other Fees		          -0-      -0-
						--------	-------

	Total					$22,500.	 $18,500.
						========	 ========

3.	Other Action at Meeting and Voting of Proxies.

        The management does not know of any matters to come before the Annual Meeting (or any adjournment thereof) other than those set forth. However, inasmuch as matters of which management is not aware may come before the meeting, the enclosed proxy confers discretionary power and authority with respect to acting upon any such other matters, and the persons designated as proxies therein will vote, act and consent in accordance with their best judgment in respect of any such other matters.
         Upon receipt of such proxy (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the Proxy Statement.


Shareholder Proposals

        No definite date for the Annual Meeting of Shareholders in 2006 has as yet been established. Qualifying shareholders may submit to the Company for inclusion in the Company's proxy material relating to the 2006 Annual Meeting appropriate shareholder proposals that are consistent with the Company's Certificate of Incorporation and Federal securities laws.
        Such proposals must be received by the Company at the Company's address (set forth at the beginning of this Proxy Statement) no later than January 1, 2006.

                      By Order of the Board of Directors of

                                            HOLOBEAM, INC.

                                          Melvin S. Cook
                                            President

Dated:  April 11, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
HOLOBEAM, INC.
217 First Street, Ho-Ho-Kus, New Jersey 07423
ANNUAL MEETING OF SHAREHOLDERS - APRIL 29, 2005

        The undersigned stockholder of HOLOBEAM, INC. hereby appoints Beverly Cook and Melvin S. Cook the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of HOLOBEAM, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of HOLOBEAM, INC. to be held at Radisson Inn, Paramus, New Jersey on April 29, 2005 at 10 A.M., and at any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present. Without limiting the generality of the foregoing, such attorney and proxy is authorized to vote:

1. FOR               WITHHOLD AUTHORITY TO VOTE FOR                the
      ---------------                               --------------
election of William M. Hackett, the sole director to be elected at the 2005 Annual meeting as the Class I member of the Board of Directors, to serve in such capacity until the 2008 Annual Meeting and until his successor shall be duly elected and shall qualify.

2. FOR               AGAINST               ABSTAIN
      ---------------       ---------------       ----------------
ratification of R.A. Fredericks & Company, LLP as independent certified public accountants for the current year.

3. In accordance with the discretion of said proxies on such other business as may properly come before the meeting.

        This Proxy is solicited on behalf of the Board of Directors. In absence of contrary specifications, it will be voted FOR
        Propositions:  (1), (2) and (3).

Dated:                , 2005

(Be sure to date your proxy)
Signature(s)
If shares are held in the
name of more than one
person, all holders should
sign. Signatures should
correspond with the name or
names as they appear
hereon. Persons signing in
a fiduciary capacity or as
an officer or partner
should indicate their title
as such.

HOLOBEAM, INC.
SUMMARY OF SELECTED FINANCIAL DATA
FOR THE YEARS ENDED SEPTEMBER 30,







				            RESTATED

                     2004 	2003			2002		 2001	   2000
                     ----	----			----		 ----	   ----

Gross Income     $2,058,348  $2,086,635   $2,071,508   $2,105,020	$2,109,860

Net Income (Loss)   184,936     204,370	   166,399	 168,830	   220,147

Weighted Average
 Number of
 Common Shares
 Outstanding	   271,873     275,642	   287,518	 290,960	   294,013

Earnings Per
Share (Loss)	      0.68        0.74		 0.58	    0.58	      0.75

Total Assets	 6,983,806   7,298,664	 7,637,822    7,931,825	 8,143,623

Long-Term Debt	 3,566,176   4,059,346	 4,511,321    4,925,540	 5,305,149

Shareholders'
Equity		 2,012,511   1,902,922	 1,952,727    1,905,433	 1,767,071

Gross Rental
Income		 2,053,703   2,053,703	 2,053,703    2,053,703	 2,053,703

Net Rental
Income		 1,793,610   1,798,151	 1,795,141    1,794,699	 1,790,823

It should be noted that the year ended 2000 was restated.
(Reference is made to Note 16 to the financial statements of the Company for the year ending September 30, 2001.)